Net Loss Per Share	8 Months Ended
Sep. 30, 2012
Net Loss Per Share [Abstract]
Earnings Per Share [Text Block]
Net Loss Per Share
The following is a summary of the basic and diluted net loss per share computation for the three months ended September 30, 2012 and for the period from February 14, 2012 (date of inception) to September 30, 2012:

	Three Months Ended	For the Period from February 14, 2012 (date of inception) to
	September 30, 2012	September 30, 2012
Net loss (in thousands)	$(118)	$(153)
Weighted average common shares outstanding	48,285	27,381
Net loss per share attributable to stockholders, basic and diluted	$(2.44)	$(5.59)

As of September 30, 2012, the Company had 2,667 shares of unvested restricted stock outstanding, respectively, which were excluded from the calculation of diluted loss per share attributable to stockholders as the effect would have been antidilutive.